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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 27, 2005


                              TECHTEAM GLOBAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-16284                  38-2774613
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission              (IRS Employer
         of incorporation)              File No.)            Identification No.)


         27335 West 11 Mile Road
          Southfield, Michigan                                  48034
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code:   (248) 357-2866


          ------------------------------------------------------------
          (Former name or former address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
---------      ------------------------------------------

                    On July 27, 2005, TechTeam Global, Inc. ("TechTeam" or the
               "Company") received an extension of its Ford Motor Company Global SPOC Contract from August 1, 2005 through September 30, 2005. The Purchase Orders under which the extension was authorized state:

                    THIS EXTENSION IS FROM AUGUST 1, 2005 THRU SEPTEMBER 30, 2005. THIS AMENDMENT IS TO SAFEGUARD THE AGREEMENT FROM UNAUTHORIZED COMMITMENT. ALL CONTRACT TERMS AND PRICING WILL REMAIN THE SAME. IF THE NEW AGREEMENT AND PURCHASE ORDERS ARE ISSUED BEFORE JULY 31, 2005, THEN THIS AMENDMENT WILL BE VOID AND THE REQUISITIONER WILL IMMEDIATELY PUT IN A REQUEST TO DELETE THIS AMENDMENT. IF THE NEW AGREEMENT AND PURCHASE ORDERS ARE ISSUED BETWEEN AUGUST 1, 2005 AND SEPTEMBER 30, 2005, THEN THIS AMENDMENT WILL BE VOID AND THE REQUISTIONER WILL CLOSE OUT ALL REMAINING FUNDS AFTER RECEIVING THE FINAL INVOICE.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        TECHTEAM GLOBAL, INC.


                                         By: /s/ MICHAEL A. SOSIN
                                             -----------------------------------
                                             Michael A. Sosin
                                             Vice President, General Counsel and
                                             Secretary

Date: July 28, 2005